Exhibit 99.1

FG Nexus and Securitize Enter into Agreement to Natively Tokenize FG Nexus Public Shares on Ethereum

FG Nexus to also become the first to bring a dividend-paying preferred equity (Nasdaq: FGNXP) fully onchain, bringing programmable ownership and real-time settlement to equity markets

CHARLOTTE, NC & MIAMI, FL — October 2, 2025 — FG Nexus (Nasdaq: FGNX, FGNXP) (“FG Nexus” or the “Company”) and Securitize, a leading platform for tokenizing real-world assets, announced today that FG Nexus and Securitize have entered into an agreement to implement a program to allow shareholders to elect to natively tokenize the Company’s common and preferred stock on the Ethereum blockchain. FG Nexus is among the first NASDAQ-listed companies to offer shareholders the choice to tokenize its shares on Ethereum, with such tokenized shares conferring the same rights as traditional shares. Additionally, FG Nexus will be the first to tokenize a dividend-paying, exchange-listed perpetual preferred share (Nasdaq: FGNXP).

This news represents an emerging market trend taking shape; that, U.S. investors will be able can hold a public company’s equity natively on blockchain through tokenization.

The program is expected to commence with tokenizing the Company’s common stock (Nasdaq: FGNX). FG Nexus will then work with Securitize to tokenize its shares of Class A preferred stock (Nasdaq: FGNXP), with the expectation that it would bring recurring cash flows fully onchain for the first time.

“FG Nexus’ agreement with Securitize positions the Company at the forefront of financial innovation and demonstrates our commitment to leveraging cutting-edge solutions that benefit our investor community,” said Kyle Cerminara, Co-Founder, Chairman & CEO of FG Nexus.

The tokenization of FG Nexus shares will utilize Securitize’s fully-regulated stack and infrastructure. Securitize’s SEC-registered broker-dealer, Alternative Trading System (ATS), and transfer agent services will ensure tokenized shares represent true, legally recognized ownership and are capable to be traded onchain, subject to the same transfer restrictions as traditional shares, as applicable.

“Public markets are entering the programmable age. Our project with FG Nexus is expected to result in U.S. investors being able to hold real stock, not a synthetic wrapper, with instant settlement, automated compliance, and the ability to trade onchain through our regulated ATS,” said Carlos Domingo, Co-Founder & CEO of Securitize. “Securitize continues to pioneer securities tokenization, and we are very proud to further that vision by partnering with FG Nexus as they become one of the first Nasdaq-listed companies to have its equity be traded natively on Ethereum.”

“Tokenization is rapidly changing financial markets through increased efficiency and enhanced investor access,” said Maja Vujinovic, CEO of Digital Assets at FG Nexus. “By tokenizing our shares, we’re embracing blockchain technology to further enhance the shareholder experience while maintaining the highest standards of regulatory compliance. We’re excited to lead this migration of equities onchain with Securitize.”

About FG Nexus

FG Nexus Inc. (Nasdaq: FGNX, FGNXP), (the “Company”), is on the Ethereum Standard, and singularly focused on becoming the largest corporate holder of ETH in the world by an order of magnitude. In order to enhance our ETH YIELD, the Company will stake and intends to implement other yield strategies while serving as a strategic gateway into Ethereum-powered finance, including tokenized RWAs and stablecoin yield.

The FGNX® logo is a registered trademark.

About Securitize

Securitize, a world leader in tokenizing real-world assets with $4B+ AUM (as of May 2025), is bringing the world on-chain through tokenized funds in partnership with top-tier asset managers, such as Apollo, BlackRock, Hamilton Lane, KKR, VanEck and others. Securitize, through its subsidiaries, is a SEC-registered broker dealer, digital transfer agent, fund administrator and operator of a SEC-regulated Alternative Trading System (ATS). Securitize has also been recognized as a 2025 Forbes Top 50 Fintech company.

For more information, please visit:

Website | X/Twitter | LinkedIn

Investor Contact

invest@fgnexus.io

Media Contacts

Melrose PR

FGNexus@melrosepr.com

Tom Murphy

tom.murphy@securitize.io

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements are therefore entitled to the protection of the safe harbor provisions of these laws. These statements may be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “budget,” “can,” “contemplate,” “continue,” “could,” “envision,” “estimate,” “expect,” “evaluate,” “forecast,” “goal,” “guidance,” “indicate,” “intend,” “likely,” “may,” “might,” “outlook,” “plan,” “possibly,” “potential,” “predict,” “probable,” “probably,” “pro-forma,” “project,” “seek,” “should,” “target,” “view,” “will,” “would,” “will be,” “will continue,” “will likely result” or the negative thereof or other variations thereon or comparable terminology. In particular, discussions and statements regarding the Company’s future business plans and initiatives are forward-looking in nature. We have based these forward-looking statements on our current expectations, assumptions, estimates, and projections. While we believe these to be reasonable, such forward-looking statements are only predictions and involve a number of risks and uncertainties, many of which are beyond our control. These and other important factors may cause our actual results, performance, or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements and may impact our ability to implement and execute on our future business plans and initiatives. Management cautions that the forward-looking statements in this press release are not guarantees of future performance, and we cannot assume that such statements will be realized or the forward-looking events and circumstances will occur. Factors that might cause such a difference include, without limitation, fluctuations in the market price of ETH and any associated impairment charges that the Company may incur as a result of a decrease in the market price of ETH below the value at which the Company’s ETH are carried on its balance sheet, changes in the accounting treatment relating to the Company’s ETH holdings, the Company’s ability to achieve profitable operations, government regulation of cryptocurrencies and online betting, changes in securities laws or regulations such as accounting rules as discussed below, customer acceptance of new products and services including the Company’s ETH treasury strategy, general conditions in the global economy; risks associated with operating in the merchant banking and managed services industries, including inadequately priced insured risks and credit risk; risks of not being able to execute on our asset management strategy and potential loss of value of our holdings; risk of becoming an investment company; fluctuations in our short-term results as we implement our business strategies; risks of not being able to attract and retain qualified management and personnel to implement and execute on our business and growth strategy; failure of our information technology systems, data breaches and cyber-attacks; our ability to establish and maintain an effective system of internal controls; the requirements of being a public company and losing our status as a smaller reporting company or becoming an accelerated filer; any potential conflicts of interest between us and our controlling stockholders and different interests of controlling stockholders; and potential conflicts of interest between us and our directors and executive officers.

Our expectations and future plans and initiatives may not be realized. If one of these risks or uncertainties materializes, or if our underlying assumptions prove incorrect, actual results may vary materially from those expected, estimated or projected. You are cautioned not to place undue reliance on forward-looking statements. Under U.S. generally accepted accounting principles, entities are required to measure certain crypto assets at fair value, with changes reflected in net income each reporting period. Changes in the fair value of crypto assets could result in significant fluctuations to the income statement results. The forward-looking statements are made only as of the date hereof and do not necessarily reflect our outlook at any other point in time. We do not undertake and specifically decline any obligation to update any such statements or to publicly announce the results of any revisions to any such statements to reflect new information, future events or developments.

Securitize Disclosures

Securities are offered through Securitize Markets, LLC, (“Securitize Markets”) a registered broker-dealer and member FINRA/SIPC. Securitize Markets, LLC, and Securitize Capital, an Exempt Reporting Adviser, are not involved in Real-World Asset (RWA) tokenization, a service provided by Securitize. Assets such as digital assets or tokens using blockchain, are speculative, involve a high degree of risk, are generally illiquid, may have no value, have limited regulatory certainty, are subject to potential market manipulation risks and may expose investors to loss of principal. Securitize, Inc. (Securitize) is a Delaware corporation. Securitize is a technology provider which, together with its affiliates, maintains an end-to-end web-based platform used by issuers for issuing securities, specifically including digital asset securities. Securitize is not a registered broker-dealer. Securitize, LLC is a transfer agent registered with the U.S. Securities and Exchange Commission. Securitize Markets also operates Securitize Markets ATS, an alternative trading system. Securitize Capital, LLC is an exempt reporting adviser filed with the State of Florida.